SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): October 28, 2010

                            TECHNE CORPORATION
             (Exact Name of Registrant as Specified in Charter)


       Minnesota                     0-17272             41-1427402
(State or Other Jurisdiction       (Commission         I.R.S. Employer
of Incorporation)                  File Number)      Identification No.)

                614 Mckinley Place NE
                   Minneapolis, MN                       55413
       (Address of Principal Executive Offices)       (Zip Code)

     Registrant's telephone number, including area code:  (612) 379-8854

                              Not Applicable
      (Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


At the 2010 Annual Meeting of Shareholders of Techne Corporation (the "Company") held on October 28, 2010, the Company's shareholders, upon recommendation of the Company's Board of Directors (the "Board"), approved The Techne Corporation 2010 Equity Incentive Plan (the "2010 Plan"), as more specifically described in Item 5.07 below. The Board unanimously approved and adopted the 2010 Plan on September 17, 2010, subject to the approval of the Company's shareholders. The maximum aggregate number of shares that may be issued under the 2010
Equity Incentive Plan is 3,000,000. There will be no further grants under the Company's 1997 Incentive Stock Option Plan and 1998 Nonqualified Stock Option Plan.

The foregoing is a summary of the material terms and conditions of the 2010 Plan and not a complete description of the 2010 Plan. The 2010 Plan is described in greater detail in the Company's definitive proxy statement for the 2010 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on September 17, 2010 (the "Proxy Statement").
The description of the 2010 Plan contained herein and in the Proxy
Statement are qualified in their entirety by reference to the full text of the 2010 Plan attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.



Item 5.07  Submission of Matters to a Vote of Security Holders.

The Company's Annual Meeting of Shareholders was held on October 28, 2010 in Minneapolis, Minnesota, pursuant to the Notice of the 2010 Annual Meeting of Shareholders and the Proxy Statement. At the meeting, 35,278,517 shares were represented in person or by proxy, which constituted a quorum.
Each of the proposals listed below was approved by the shareholders pursuant to the voting results set forth below.


    1. Number of directors set at nine:

            For         Against    Abstain   Broker Non-Vote
         --------       -------    -------   ---------------
        35,098,693      98,767      81,057          0



    2. Election of directors:

                                          For      Withheld  Broker Non-Vote
                                      -----------  --------  ---------------

       Thomas E. Oland                 30,660,188    473,624    4,144,705
       Roger C. Lucas, Ph.D.           30,776,676    357,136    4,144,705
       Howard V. O'Connell             30,499,019    634,793    4,144,705
       Randolph c. Steer, M.D., Ph.D.  30,437,857    695,955    4,144,705
       Robert V. Baumgartner           27,970,551  3,163,261    4,144,705
       Charles A. Dinarello, M.D.      30,809,875    323,937    4,144,705
       Karen A. Holbrook, Ph.D.        30,795,476    338,336    4,144,705
       John L. Higgins                 30,352,246    781,566    4,144,705
       Roeland Nusse, Ph.D.            24,423,001  6,710,811    4,144,705


    3. Approve the 2010 Equity Incentive Plan:

            For         Against    Abstain   Broker Non-Vote
         --------       -------    -------   ---------------
         29,079,282    1,717,522   337,008     4,144,705





Item 9.01 Financial Statements and Exhibits

     (d) Exhibits

         10.1 Techne Corporation 2010 Equity Incentive Plan

         10.2 Form of Nonqualified Stock Option Agreement for the 2010 Equity Incentive Plan

         10.3 Form of Incentive Stock Option Agreement for the 2010 Equity Incentive Plan





                            SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 2, 2010               TECHNE CORPORATION


                                      By: /s/ Thomas E. Oland
                                      ---------------------------
                                      Name: Thomas E. Oland
                                      Title: President and Chief
                                        Executive Officer



                          EXHIBIT INDEX

    Exhibit No. Description
    ----------- -----------
       10.1     Techne Corporation 2010 Equity Incentive Plan

       10.2 Form of Nonqualified Stock Option Agreement for the 2010 Equity Incentive Plan

       10.3 Form of Incentive Stock Option Agreement for the 2010 Equity Incentive Plan